Fees Summary	Apr. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,597.48
Total Transaction Valuation	55,014,334.47
Total Offset Amount	0
Net Fee	$ 7,597.48